                                                                    EXHIBIT 10.2


                                                                    2/2/04 DRAFT

                              CONSULTING AGREEMENT

      EFFECTIVE DATE: February 9, 2004

      CONSULTANT: The Investor Relations Group, Inc. ("Consultant")

      CONSULTANT'S ADDRESS: 11 Stone Street, 3rd Floor
                            New York, NY 10004

      TERM: Six (6) months, renewable at the option of the Company

      SERVICES: Investor relations and public relations services that, at the sole and exclusive discretion of the Company, may include, without limitation, overall management of the corporate communications program; designing a corporate fact sheet that can readily be mass-produced for distribution to brokers, analysts and other industry personnel; securing one-on-one and group appointments with industry professionals for presentations by, for, and about Company management; targeted mailings; assistance with compiling promotional materials; writing and editing news releases and other corporate materials; advice on packaging the Company's story; writing pitch letters to and solicitation of the appropriate media and press; syndicated stories; and daily update reports.

      FEE: $12,000 per month. In addition, the Company shall deliver to Consultant, for investment purposes, 100,000 restricted shares of the Company's Common Stock (the "Stock"). In the event that the Company elects, in writing, to renew this Agreement, it shall deliver to Consultant an additional 100,000 restricted shares of the Company's Common Stock. Consultant acknowledges and agrees that any shares issued pursuant to this Agreement may not be resold into the public market for a period of at least twelve (12) months.

      The foregoing terms are defined as indicated in the Consulting Agreement.

      This Consulting Agreement ("Agreement") is made as of the Effective Date between Consultant and CytRx Corporation, a Delaware corporation (the "Company," and together with the Consultant, the "Parties").

                                     RECITAL

      WHEREAS, the Company desires, during the Term to engage the Consultant to provide certain services to the Company, and the Consultant is willing to provide such services as requested by the Company.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing premises and for the promises hereinafter set forth and for other good and valuable consideration, the adequacy of which is specifically acknowledged, the Parties agree as follows:

      1.    TERM AND TERMINATION.

            (a) CONSULTING TERM. The Consultant's engagement hereunder shall commence on the Effective Date and shall continue for the Term unless extended in writing by mutual agreement between the Parties.

            (b) TERMINATION OF ENGAGEMENT. The Company may terminate this Agreement, with or without cause or explanation, at any time effective upon ten
(10) calendar days' written notice to the Consultant.

      2.    ENGAGEMENT.

            (a) THE ENGAGEMENT. The Company hereby engages the Consultant, and the Consultant hereby accepts such engagement, as an independent contractor to be available to perform the duties set forth in this Agreement during the Consulting Term.

            (b) DUTIES OF THE CONSULTANT. During the Consulting Term, the Consultant shall provide such services as the Company may reasonably request with regard to the Services. The Consultant shall not represent, consult, or agree to represent or consult any direct competitors identified by the Company, including without limitation other companies providing services similar to or competitive with those of the Company.

      3.    COMPENSATION AND EXPENSES.

            (a) The Company shall pay the Fee to the Consultant as full compensation for the services provided during the Consulting Term. The first such installment shall be paid within five (5) business days of the date hereof. The Company's compensation obligation shall cease upon the earlier of the termination of this Agreement or the conclusion of the Term.

            (b) In addition to any compensation received pursuant hereto, the Company will reimburse the Consultant for all reasonable automobile, travel, entertainment and miscellaneous expenses incurred in connection with the performance of its duties under this Agreement, upon submission, within ten (10) days of the end of the month to which any such expenses are incurred, of reasonable documentation sufficient for the Company to sustain an income tax deduction under Section 274 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. Such reimbursement will be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of consultants. Notwithstanding anything to the contrary set forth herein, no individual expenses over $500 shall be incurred without prior written approval of the Company. The Company agrees to remit, within ten (10) business days after the execution of this Agreement, a check for $5,000, to be placed on deposit with Consultant and credited to the Company against expenses incurred, on a permanent basis, throughout the program. From time to time, at the request of Consultant, the Company will replenish the expense account, as necessary, to maintain a balance of $2,500. The balance of said deposit is fully refundable in the event that this Agreement is terminated.

      4.    INDEPENDENT CONTRACTOR.

            (a) In the performance of the services to be rendered under this Agreement, the Consultant in all respects and at all times shall be an independent contractor to the Company. As an independent contractor, the Consultant agrees and represents that it (i) has the right to control and direct the means and methods of performing the services rendered hereunder; (ii) is entitled to receive compensation from the Company only as set forth in this Agreement and does not participate in benefits of any sort which the Company may offer to its employees; and (iii) shall, to the extent practicable, keep its equipment, materials and the like separate from the Company property and will not remove any Company property from the Company's premises without the prior written approval of an authorized representative of the Company.

            (b) Except as otherwise set forth herein, nothing contained herein shall be construed so as to create an agency relationship, a partnership or joint venture between the Company and the Consultant. Neither the Company on one hand nor the Consultant on the other hand shall guarantee the obligations of the other or in any way become obligated for the debts or expenses of the other unless expressly agreed in writing. Except as otherwise set forth in this Agreement, the Consultant agrees not to represent itself as the Company's agent for any purpose to any party unless specifically authorized in advance in writing to do so, and then only for the limited purpose stated in such authorization.

            (c) Neither the Consultant, nor any of its employees, shall be treated as an employee of the Company for federal or state tax purposes as a result of any services rendered under this Agreement. The Consultant hereby agrees to be solely responsible for, and indemnify the Company against, any and all employee or employer taxes (including withholding taxes), interest and penalties, and all employee and welfare benefits related to the services it may be asked to provide hereunder.

      5.    CONSULTANT REPRESENTATIONS AND WARRANTIES.

            (a) The Consultant represents and warrants to the Company that it has been represented by legal counsel in the preparation, negotiation, execution and delivery of this Agreement.

            (b) The Consultant represents, warrants and covenants to the Company that, as of the date hereof, the Consultant has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the valid and legally binding obligation of Consultant in accordance with its terms.

            (c) The Consultant covenants to the Company that, in the course of performing Services, it shall comply with all applicable laws, including, without limitation, all state and federal securities laws.

            (d) In connection with Consultant's acquisition of the Stock, Consultant represents to the Company the following:

                  (i) Consultant is acquiring the Stock for investment for Consultant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (the "Act").

                  (ii) Consultant understands that the Stock, if any, has not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Consultant's investment intent as expressed herein.

                  (iii) Consultant further acknowledges and understands that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available. Consultant understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits its transfer unless it is registered or such registration is not required in the opinion of counsel for the Company.

                  (iv) Consultant is familiar with the provisions of Rule 144, under the Act, as in effect from time to time, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions including, among other things: (A) the availability of certain public information about the Company and (B) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

                  (v) Consultant further understands that at the time Consultant wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Consultant would be precluded from selling the Stock under Rule 144 even if the minimum holding period requirement had been satisfied.

                  (vi) Consultant is a "qualified institutional buyer" as that term is defined in Rule 144A under the Act.

      6. NONDISCLOSURE. The Consultant confirms that it is subject to the Confidentiality, Intellectual Property and Non-Disclosure Agreement, a copy of which is attached hereto as Exhibit A.

      7.    [INTENTIONALLY LEFT BLANK]

      8.    MISCELLANEOUS.

                  (a) NOTICES. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when sent by U.S.

                        Certified Mail, return receipt requested and postage prepaid, or overnight courier, or by telecopier.

If to the Consultant, addressed as indicated above.

If to the Company, addressed to:

                              CytRx Corporation
                              11726 San Vicente Blvd., Suite 650
                              Los Angeles, CA 90049
                              Attn: General Counsel

            (b) WAIVER. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Consultant and an authorized officer of the Company. No waiver by either party or any breach of, or compliance with, any condition or provision of this Agreement by any other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

            (c) ENTIRE AGREEMENT. This Agreement, including the exhibits attached hereto, constitutes the entire and exclusive agreement between the Consultant and the Company concerning the subject matter herein, and supersedes any prior or contemporaneous oral or written agreements or understandings.

            (d) AMENDMENTS. No amendment to this Agreement shall be effective unless in writing and signed by both of the Parties.

            (e) ASSIGNABILITY. The rights and obligations of the Company and its affiliates under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and its affiliates. For the purposes of this Agreement the term "affiliate" shall mean any entity controlling, controlled by or under common control with the named party. The Consultant may not make any assignment of its rights and obligations hereunder, and any attempt to do so shall be void.

            (f) BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and, to the extent expressly provided herein, assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

            (g) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof which shall remain in full force and effect.

            (h) DIRECTION OF BUSINESS. Nothing in this Agreement shall be deemed to limit or restrict, directly or indirectly, the discretion of the Board of Directors of the Company in directing the capitalization, financing, strategy, development, operations or business of the Company.

            (i) PAYMENTS. All payments provided for in this Agreement shall be paid by check from the Company's general funds. No special or separate fund and no other segregation of the Company's assets shall be made with respect to any such payment.

            (j) GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement and any disputes or controversies arising hereunder or related to the transactions contemplated hereby shall be governed by the laws of the state of California without regard for its conflict of laws principles that would apply the law of any other jurisdiction.

            (k) PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

            (l) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and both of which, taken together, shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above and agree to be bound by its terms.

                                   CONSULTANT

                                   /s/ DIAN GRIESEL
                                   ----------------------------------

                                   By: Dian Griesel
                                       President


                                   CYTRX CORPORATION

                                   By: /s/ STEVEN A. KRIEGSMAN, CEO
                                   ----------------------------------

                                         Steven A. Kriegsman, CEO

                                                                    2/2/04 DRAFT

                                    EXHIBIT A

                 CONFIDENTIALITY, INTELLECTUAL PROPERTY AND NON-
                              DISCLOSURE AGREEMENT

      This Confidentiality, Intellectual Property and Non-Disclosure Agreement (this "Agreement") is entered into by and between CytRx Corporation, a Delaware corporation (the "Company") and Consultant as of the Effective Date. In consideration of the compensation paid or to be paid to the Consultant, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Company and the Consultant agree as follows:

      1.    Protection of Confidential Information.

            (a) The Consultant acknowledges that, during the consulting engagement with the Company, the Consultant will learn and will have access to Confidential Information regarding the Company or its affiliates, including without limitation (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of the Company or their affiliates and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of the Company or their affiliates (collectively referred to as "Confidential Information"). The Consultant acknowledges that such Confidential Information as is acquired and used by the Company or their affiliates is a special, valuable and unique asset. The Consultant shall not, during the period of the consulting engagement with the Company or any time thereafter (irrespective of the circumstances under which the Consultant's consulting engagement with the Company terminates), for any reason, use for their own benefit or the benefit of any person or entity with which they may be associated or, subject to the following sentence, disclose any such Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of an executive officer of the Company, unless such Confidential Information previously shall have become public knowledge through no action by or omission of the Consultant. Notwithstanding the foregoing, the Consultant may disclose such information if, in the written opinion of counsel, such disclosure is required by law and then only with as much prior written notice to the Company as is practical under the circumstances.

            (b) All records, files, materials and Confidential Information obtained by the Consultant in the course of the consulting engagement with the Company are confidential and proprietary and shall remain the exclusive property of the Company or their affiliates, as the case may be. Upon termination of the Consultant's consulting engagement with the Company, all documents, records, notebooks and similar repositories of or containing Confidential Information, including copies thereof, then in Consultant's possession or under its control, whether prepared by it or others, will be returned to the Company.

      2.    Intellectual Property.

            (a) The parties foresee that the Consultant may make, discover or create Intellectual Property (as defined) in the course of the consulting engagement with the Company and agree that in this respect the Consultant has a special obligation to further the interests of the

Company. For the purposes of this Agreement, "Intellectual Property" includes patents (including design patents), trademarks (whether registered or unregistered), copyrights, applications for any of the foregoing and the right to apply for them in any part of the world, software, designs or drawings, trade secrets, discoveries, creations, inventions or improvements upon or additions to an invention, Confidential Information, know-how and any research effort relating to any of the above-mentioned business names, whether registrable or not, moral and any similar rights in any country.

            (b) Consultant has attached, as Exhibit I, a complete list of all Intellectual Property to which Consultant claims ownership and that Consultant desires to remove from the operation of this Agreement (the "Consultant's Intellectual Property"), and Consultant acknowledges and agrees that such list is complete and the Company agrees that Consultant's Intellectual Property shall not be subject to the terms of this Agreement.

            (c) Subject to the provisions of applicable law, if in the course of the consulting engagement with the Company, the Consultant creates or discovers or participates in the creation or discovery of any Intellectual Property relating to or capable of being used in the business for the time being carried on by the Company or any of its affiliates, full details of the Intellectual Property shall be immediately communicated by the Consultant to the Company and shall be the absolute property of the Company. Any copyrightable Intellectual Property which is originated or produced by the Consultant during the consulting engagement with the Company that relates to or is capable of being used in the Company's business shall be considered a "work made for hire" as defined by the U.S. Copyright Act (17 U.S.C. Section 101; a copy of the definition is attached hereto as Exhibit II). At the request and expense of the Company, both during and subsequent to the Consultant's consulting engagement with the Company, the Consultant shall give and supply all such information, data, drawings and assistance as may be requisite to enable the Company to utilize such Intellectual Property to the Company's best advantage and shall execute all documents and do all things which may be necessary or desirable for obtaining appropriate rights in, and protection for, the Intellectual Property in such parts of the world as may be specified by the Company. The Consultant shall treat any Intellectual Property that is the subject of this paragraph as Confidential Information.

            (d) If at any time during the consulting engagement with the Company but outside of the course of the consulting engagement with the Company, the Consultant creates or discovers or participates in the creation or discovery of any Intellectual Property relating to or capable of being used in the business for the time being known to the Consultant to be carried on by the Company or any of its affiliates, the Consultant shall immediately communicate to the Company such details as are reasonably necessary for the Company to evaluate the usefulness of such Intellectual Property to the Company, which details shall be treated by the Company as Confidential Information in accordance with the provisions of Paragraph 1 hereinabove.

            (e) The Consultant irrevocably appoints the Company to be its attorney in fact and authorizes the Company to sign and execute any such instrument and do any such thing on its behalf, and generally to use its name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Section 2, and a certificate in writing signed by any director or the secretary of the Company that any instrument or act falls within the authority conferred by this clause shall be conclusive evidence that such is the case. At least one week prior to taking any action as attorney in fact for the Consultant pursuant to this paragraph (e), the Company will notify the Consultant of its intent to take such action, provided that, if the Consultant takes such actions on its own behalf as are necessary to give the Company (or its nominee) the full benefit of the provisions of this clause, the Company will not take such action.

            (f) Rights and obligations under this Section 2 shall continue in force after termination of this Agreement in respect of Intellectual Property made during the Consultant's consulting engagement with the Company and shall be binding upon its representatives.

      3.    Non-Solicitation of Employees, Customers and Clients.

      The Consultant agrees that during the term of the consulting engagement, and for a period of one year following the termination of the consulting engagement (without regard to the reason for the termination of such engagement), neither it, nor any of its employees, officers, directors or agents, shall directly or indirectly, for whatever reason whatsoever, individually or on behalf of persons not now parties to this Agreement, for its own account or for the benefit of any other person:

            (a) attempt to divert or take away, the business or patronage of any of the customers or accounts, or prospective customers or accounts of the Company which were contacted, solicited or served by the Company during the course of the consulting engagement;

            (b) interfere with the relationship between the Company and any customers or accounts, or prospective customers or accounts of the Company which were contacted, solicited or served by the Company during the course of the consulting engagement; or

            (c) recruit, or attempt to recruit, induce or solicit, or assist in recruiting, inducing or soliciting the Company employees to terminate their employment with the Company.

      4.    Prior Information and Contractual Obligations.

            (a) Intellectual Property and Confidential Information. Except as otherwise provided in Section 1 and Section 2 hereinabove, the Consultant represents that it does not possess, has not brought, will not bring to the Company, and will not use in the course of the performance of the consulting duties at the Company, any intellectual property or Confidential Information of any former employer or third party which is in violation of any agreement between Consultant and such former employer or third party without its written authorization.

            (b) Prior Contractual Obligations. The Consultant represents that in performing its consulting duties for the Company, the Consultant will not be in breach of any agreement to keep in confidence intellectual property or Confidential Information acquired by the Consultant in confidence or in trust prior to the Consultant's engagement with the Company. The Consultant has not entered into, and the Consultant agrees it will not enter into, any agreement, either written or oral, that is in conflict with any term of this Agreement, or that would conflict with the Consultant's engagement with the Company.

      5.    Miscellaneous.

            (a) Assignability. The rights and obligations of the Company and its affiliates under this Agreement may, without the consent of the Consultant, be assigned by the Company, in its sole discretion, to any person, firm, corporation or other business entity which at any time and from time to time, whether by purchase, merger, or otherwise, directly or indirectly, acquires all or substantially all of the stock, assets or business of the Company. The rights and obligations of the Company and its affiliates under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and its affiliates. The Consultant's rights and obligations hereunder may not be assigned or alienated and any attempt to do so by the Consultant will be void.

            (b) Governing Law. This Agreement and any disputes or controversies arising hereunder or related to the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the state of California other than conflicts of laws principles that would apply the law of any other jurisdiction.

            (c) Amendment; Waiver. No amendment or modification of this Agreement shall be binding unless it is in writing signed by the Company and the Consultant. The waiver by any party to this Agreement of a breach of any provision hereof by any other party shall not be construed as a waiver of any subsequent breach by any party.

            (d) Not A Consulting Contract. This Agreement is not a consulting contract, and nothing in this Agreement shall confer upon the Consultant any right to continue the consulting engagement with the Company or shall affect the right of the Company or the Consultant to terminate the engagement in accordance with the terms of Consultant's separate Consulting Agreement. The Consultant's obligations under this Agreement shall continue whether or not the Consultant's consulting engagement with the Company has been terminated.

            (e) Entire Agreement. This Agreement and the Consultant Agreement represent the entire understanding between the parties regarding the subject matter of this Agreement.

            (f) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and, to the extent expressly provided and permitted herein, to their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

            (g) Right To Injunctive Relief. The Consultant agrees that it would be impossible or inadequate to calculate the Company's damages from any breach of the covenants set forth in paragraphs 1, 2, 3 and 4 of this Agreement. In the event of Consultant's breach, or a threatened breach, of the terms of such paragraphs, the Company will have, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach, and to specific performance of any such provisions, without showing or proving any actual damages.

            (h) Severability of Provisions. If any provision or any portion of any provision of this Agreement, or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, and the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be thereby affected.

            (i) Arbitration and Attorneys Fees. Except as provided in paragraph 5(g) above, in the event of a dispute concerning application, interpretation or enforcement of any provision or aspect of this Agreement, each party agrees that any such dispute shall be submitted to final and binding arbitration in lieu of proceeding before a state or federal agency or court of law. Such arbitration will take place in the City of New York, State of New York, and shall be conducted by an arbitrator mutually agreed upon between the parties from a panel of 11 arbitrators from the American Arbitration Association. The arbitration will be conducted in accordance with the American Arbitration Association's rules then in effect. The parties further agree that, notwithstanding any American Arbitration Association rule to the contrary, the arbitrator shall be vested with the discretion and authority to award the prevailing party the costs and expenses incurred in connection with the arbitration, including reasonable attorneys' fees. This mandatory arbitration provision is not intended to limit in any way the Company's right to seek injunctive relief as provided in paragraph 5(g).

            (j) Affiliates. For the purposes of this Agreement, the term "affiliate" shall mean any entity controlling, controlled by or under common control with the named party.

            (k) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the Company and Consultant have duly executed this Agreement as of the date first set forth above and agree to be bounds by its terms.

                                               CONSULTANT

                                               /s/ DIAN GRIESEL
                                               ---------------------------------

                                               By: Dian Griesel
                                                      President

                                               CYTRX CORPORATION

                                               By: /s/ STEVEN A. KRIEGSMAN
                                                   -----------------------------

                                                   Steven A. Kriegsman, CEO

                                    EXHIBIT I

                Consultant's Prior Intellectual Property (if any)

________________________________________________________________________________

                                      N/A
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

      This is a true and complete list.

                                               CONSULTANT

                                               /s/ DIAN GRIESEL
                                               ---------------------------------

                                               Printed Name: Dian Griesel
                                                            --------------------

            [THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK.]

                                   EXHIBIT II

From 17 U.S.C. Section 101.   Definition of "work made for hire"

      A "work made for hire" is (1) a work prepared by a employee within the scope of his or her employment; or (2) a work specially ordered or commissioned for use as a contribution to a collective work, as a part of a motion picture or other audiovisual work, as a sound recording, as a translation, as a supplementary work, as a compilation, as an instructional text, as a test, as answer material for a test, or as an atlas, if the parties expressly agree in a written instrument signed by them that the work shall be considered a work made for hire. For the purpose of the foregoing sentence, a "supplementary work" is a work prepared for publication as a secondary adjunct to a work by another author for the purpose of introducing, concluding, illustrating, explaining, revising, commenting upon, or assisting in the use of the other work, such as forewords, afterwords, pictorial illustrations, maps, charts, tables, editorial notes, musical arrangements, answer material for tests, bibliographies, appendixes, and indexes, and an "instructional text" is a literary, pictorial, or graphic work prepared for publication and with the purpose of use in systematic instructional activities.

            [THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK.]